SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                       [X]

Filed by a Party other than the Registrant                    [ ]

Check the Appropriate Box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss.240.  14a-12

                           Met Investors Series Trust
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:


      (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4) Proposed maximum aggregate value of transaction:


      (5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 August 29, 2006

Dear Contract Owner:

     As an Owner of a variable contract (the "Contract") issued by MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the BlackRock High Yield Portfolio (known prior to August 21, 2006 as the Federated High Yield Portfolio) (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on October 20, 2006. For the Portfolio, you will be asked to vote on an Amendment to the Management Agreement. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. Under the proposed amendment, the amount of the management fee, through the elimination of breakpoints, will effectively stay constant instead of decreasing as the Portfolio's assets grow. However, at the Portfolio's current asset level there will be no increase in the management fee. The elimination of the breakpoints in the management fee is the only material change proposed to be made to the Management Agreement.

     Currently, Met Investors Advisory, LLC (the "Manager") manages the Portfolio under a Management Agreement and receives a management fee from the Portfolio based on the Portfolio's net assets. Out of the management fee, the Manager compensates a separate investment adviser for the Portfolio. The Manager has the ability, without shareholder approval, to change the Portfolio's investment adviser has resigned a new investment adviser. The Portfolio's current investment adviser has resigned effective August 21, 2006. The Manager, with the approval of the Board of Trustees, has determined to replace the current investment adviser of the Portfolio with BlackRock Financial Management, Inc. as investment adviser to the Portfolio commencing August 21, 2006. On August 21, 2006, the Portfolio changed its name from Federated High Yield Portfolio to BlackRock High Yield Portfolio.

     To obtain this quality investment adviser, the Manager is required to pay a level investment advisory fee regardless of the Portfolio's asset level as opposed to the current schedule of advisory fees which provides for breakpoints as the Portfolio's assets increase. Therefore, the Manager has asked the Trustees to approve the elimination of future breakpoints in the management fee paid to the Manager with respect to the Portfolio. The proposed elimination of breakpoints would not affect the fee the Portfolio currently pays to the Manager. In addition, the Portfolio's predecessor, prior to May 1, 2006, paid its then adviser a higher fee than the fee the Portfolio would pay to the Manager were the proposed amendment to be implemented.

     The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

     I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by facsimile or through the Internet. Instructions on how to complete the voting instructions form or vote by facsimile or through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your facsimile or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.

                                  Sincerely,

                                  /s/ Elizabeth M. Forget
                                  Elizabeth M. Forget
                                  President
                                  Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                         BlackRock High Yield Portfolio
                    (formerly Federated High Yield Portfolio)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on October 20, 2006

To the Shareholders of Met Investors Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the BlackRock High Yield Portfolio (formerly known as Federated High Yield Portfolio) of Met Investors Series Trust (the "Trust"), a Delaware business trust, will be held at the offices of the Trust, 5 Park Plaza, Suite 1900, Irvine, California 92614 on October 20, 2006 at 9:00 a.m. Pacific Time and any adjournments thereof (the "Special Meeting") for the following purposes:

1. To approve or disapprove an amendment to the management agreement between the Trust and Met Investors Advisory, LLC, the manager of the Trust.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on August 11, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Trustees

                                             Richard L. Pearson
                                             Secretary

August 29, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO FACSIMILE AND INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORMS

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instruction form properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3. All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

         Registration                                 Valid Signature

         Corporate Accounts

         (1) ABC Corp.................................ABC Corp.

         (2) ABC Corp.................................John Doe, Treasurer

         (3) ABC Corp.
             c/o John Doe, Treasurer..................John Doe, Trustee

         (4) ABC Corp. Profit Sharing Plan............John Doe, Trustee

         Trust Accounts

         (1) ABC Trust................................Jane B. Doe,
             Trustee

         (2) Jane B. Doe, Trustee u/t/d
             12/28/78.................................Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA............John B. Smith

         (2) Estate of John B. Smith..................John B. Smith, Jr.,
                                                      Executor

                      INSTRUCTIONS FOR VOTING BY FACSIMILE

To provide voting instructions by facsimile follow the three easy steps below.

1.  Read the accompanying proxy information and voting instructions form.

2.  Sign the accompanying voting instructions form.

3.  Fax your signed voting instructions form to 888-796-9932.

You do not need to return your voting instructions form if you vote by facsimile.

                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To provide voting instructions via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to http://vote.proxy-direct.com.

3. Enter the "CONTROL NO." and "SECURITY CODE" from the upper right hand corner of your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                           MET INVESTORS SERIES TRUST

                         BlackRock High Yield Portfolio
                    (formerly Federated High Yield Portfolio)

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                         SPECIAL MEETING OF SHAREHOLDERS
                                October 20, 2006

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of voting instructions by the Board of Trustees of Met Investors Series Trust (the "Trust") for the BlackRock High Yield Portfolio (known prior to August 21, 2006 as the Federated High Yield Portfolio) (the "Portfolio") of the Trust, for use at a Special Meeting of Shareholders of the Portfolio to be held at 9:00 a.m. Pacific Time on October 20, 2006 at the offices of the Trust, 5 Park Plaza,
Suite 1900, Irvine, California, 92614, and any adjournments thereof (the "Special Meeting"). A notice of the Special Meeting and a voting instructions form accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and voting instructions form are first being mailed to shareholders on or about September 12, 2006. In addition to solicitations of proxies by mail, beginning on or about October 9, 2006, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Trust; regular employees of Met Investors Advisory, LLC, the Trust's manager (the "Manager"); the Trust's proxy solicitor; or other representatives of the Trust. The Trust has retained Computershare Fund Services as the Trust's proxy solicitor for the Special Meeting of Shareholders. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Manager. The Trust's most recent annual and semi-annual reports as well as reports with respect to the Portfolio's predecessor are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-848-3854.

     MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, affiliates of Metropolitan Life Insurance Company, a New York life insurance company("MetLife"), (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners of the Portfolio's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

     As an owner of a variable life insurance or annuity contact (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of the Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. For simplicity, in this Proxy Statement:

o "Record Holder" of the Portfolio refers to each Insurance Company which holds the Portfolio's shares of record;

o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

o    "shareholder" or "Contract Owner" refers to you.

                             SUMMARY OF THE PROPOSAL

     The Manager currently provides investment advisory services to the Portfolio under a management agreement dated December 8, 2000, and amended May 1, 2006 (as amended, the "Current Management Agreement"). The Manager, 5 Park Plaza, Suite 1900, Irvine, California, 92614, has overall responsibility for the general management and administration of the Portfolio. The Manager selects the investment adviser for the Portfolio and monitors the investment adviser's investment program. Out of the management fee it receives under the Current Management Agreement, the Manager pays the fees of the investment adviser.

     At the Meeting, shareholders of the Portfolio will be asked to approve an amendment to the Current Management Agreement (the "Amendment") between the Trust and the Manager with respect to the Portfolio. Under the Amendment, the Manager would have the same responsibilities as set forth in the Current Management Agreement but, through the elimination of breakpoints, would at certain asset levels effectively receive an increased management fee from the Portfolio which would offset its costs in paying an increased fee to the Portfolio's new Adviser.

     At a meeting of the Trustees of the Trust held on August 10, 2006, all of the Trustees present, including a majority of the Trustees who are not "interested persons" (the "Independent Trustees") of the Trust or the Manager, voted to approve the Amendment and to recommend that shareholders of the Portfolio approve the Amendment.

Background

     The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. As of July 31, 2006, the Trust had forty-three portfolios, one of which is the BlackRock High Yield Portfolio. As described below with respect to the change of investment adviser for the Portfolio, effective August 21, 2006, the Portfolio's name was changed from Federated High Yield Portfolio to BlackRock High Yield Portfolio. The assets of the Portfolio are held separate from the assets of the other portfolios, and the Portfolio has its own distinct investment objectives and policies. The Portfolio operates as a separate investment fund, and the income, losses, or expenses of the Portfolio generally have no effect on the investment performance of any other portfolio. MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, California 92614, an affiliate of the Manager, is the Trust's principal underwriter. State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111, is the Trust's administrator.

     Under the Current Management Agreement, the Manager has overall supervisory responsibility for the general management and investment of the Portfolio's assets and for the general administration and management of the Trust. As authorized by the Current Management Agreement, the Manager selects and contracts with an investment adviser (the "Adviser") for investment services for the Portfolio and reviews the Adviser's activities. The Manager pays the Adviser for its services a portion of the management fee the Manager receives with respect to the Portfolio. The Adviser is not an affiliate of the Manager.

     Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment managers or investment advisers to investment companies be approved by shareholders. The Securities and Exchange Commission has granted exemptive relief to the Trust and the Manager which generally permits the Manager, subject to the approval of the Board of Trustees, to: (i) select an Adviser for the Portfolio; (ii) enter into and materially modify existing investment advisory agreements between the Manager and the Adviser; and
(iii) terminate and replace the Adviser without obtaining approval of the Portfolio's shareholders.

The Proposed Amendment

     Effective May 1, 2006, the assets of the Federated High Yield Portfolio of The Travelers Series Trust, were transferred to the Portfolio and Federated Investment Management Company ("Federated") provided investment advisory services to the Portfolio. Shortly thereafter, Federated determined that it no longer wished to be the Adviser to the Portfolio and effective August 21, 2006, Federated resigned.

     After reviewing potential replacement Advisers, the Manager proposed to the Board of Trustees and, on August 10, 2006 of the Trustees present approved the investment advisory agreement between the Manager and BlackRock Financial Management, Inc. ("BlackRock") with respect to the Portfolio (which was renamed the BlackRock High Yield Portfolio). Information about BlackRock is set forth in Appendix B to this Proxy Statement.

     The new investment advisory agreement with BlackRock provides for an investment advisory fee schedule payable by the Manager to BlackRock in an amount, at certain asset levels, greater than the amounts payable under the advisory fee schedule by the Manager to Federated. Set forth below is the schedule of fees as a percentage of average daily net assets paid by the Manager to Federated and the fees that are payable to BlackRock. As of July 31, 2006, the Portfolio's net assets were $76 million.

Adviser/Fee

OLD - Federated - 0.35% of first $150 million of such assets, plus 0.30% of such assets over $150 million up to $250 million, plus 0.25% of such assets over $250 million

NEW - BlackRock - 0.35% of such net assets

     As a result of the increased investment advisory cost to the Manager for the Portfolio as assets grow over $150 million, the Manager proposed and all of the Trustees present at the Board meeting approved, subject to shareholder approval, the elimination of future breakpoints in the management fee paid to the Manager with respect to the Portfolio. The current fee paid to the Manager is 0.60% of the first $150 million of average daily net assets, plus 0.55% of such assets over $150 million up to $250 million plus 0.50% of such assets over $250 million. The proposed new fee is 0.60% of average daily net assets. Although the proposed new fee schedule, through the elimination of breakpoints, will effectively increase the management fee paid by the Portfolio as assets grow over $150 million, the new fee schedule will not increase or decrease the amount of the fee retained by the Manager. The full amount of the fee increase will be passed on to the new Adviser. Management's primary goal in the new fee schedule was to compensate the new Adviser at competitive levels, while maintaining the amount of the management fee retained by the Manager. If approved by shareholders, the Amendment will go into effect on November 1, 2006.

     Basis for the Board's Recommendation. In evaluating and approving the Amendment, the Board, including the Independent Trustees, in consultation with their separate counsel, requested and evaluated information provided by the Manager which, in its opinion, constituted all the information necessary for the Board to form a judgment as to whether the new management fee set forth in the Amendment would be in the best interest of the Portfolio and its shareholders.

     In recommending that shareholders approved the Amendment, the Board considered all factors that it deemed relevant, including:

     (i) the investment management fee and other expenses that would be paid by the Portfolio under the Amendment as compared to those of similar funds managed by other investment advisers. The Trustees noted in particular that, for the Portfolio, the new investment management fee would be within the range of contractual fee rates at similar asset levels for funds within the current variable insurance marketplace having similar investment focus and asset types, as indicated in material prepared for the Board by the Manager based on information contained in publicly available documents and information supplied by Lipper Analytical Services. The Trustees noted that the Amendment would have no effect on the Manager's profitability. The Trustees also noted that the Portfolio's predecessor, prior to May 1, 2006, paid its then Adviser a management fee of 0.65%;

     (ii) the impact of the proposed changes in the investment management fee rate on the Portfolio's total expense ratio including the fact that under the Manager's Expense Limitation Agreement with the Trust, the 0.95% limit through April 30, 2007 on management fees and other expenses would not change. Since the Manager is currently waiving a portion of its management fees, even if the Portfolio's assets grow substantially, shareholders will not pay any increased expenses until subsequent to April 30, 2007. The Trustees noted that it is anticipated the Expense Limitation Agreement will be renewed subsequent to April 30, 2007;

     (iii) the historical investment performance of the Portfolio, as well as the new Adviser's historical performance with comparable mutual funds, its portfolio managers and other investment personnel. The Trustees noted that the historical performance of BlackRock's comparable retail fund was superior over the one - and five-year periods ended December 31, 2005 to the performance of the Portfolio and its predecessors under the management of Federated;

     (iv) the Board's  confidence in the Manager's  recommendation  based on the
Board's  favorable   experience  with  the  nature  and  quality  of  investment management services provided by the Manager to the Portfolio; and

     (v) possible growth in the Portfolio's assets due to potential of improved performance by the new Adviser resulting in possible economies of scale in managing the Portfolio.

     In considering the Amendment, the Board concluded that the proposed new management fee schedule will: (i) over the long-term, enable the Manager to continue to provide high-quality investment management services to the Portfolio at a reasonable and competitive fee rate; and (ii) enable the Manager to provide investment management services to the Portfolio at levels consistent with the increased demands of the current variable products marketplace.

     If the Amendment is not approved by the shareholders of the Portfolio, Met Investors Advisory, LLC would continue as Manager of the Portfolio under the terms of the Current Management Agreement without such Amendment.

Summary of the Current Management Agreement and the Amendment

     A copy of the Current Management Agreement, as currently amended with respect to the Portfolio and the proposed Amendment are attached to this Proxy Statement as Exhibit A. The following description of the Current Management Agreement and the Amendment is only a summary. You should refer to Exhibit A for the complete Current Management Agreement and the Amendment.

     The Current Management Agreement provides that the Manager has overall supervisory responsibility for the general management and investment of the Portfolio's assets and has full investment discretion with respect to the assets of the Portfolio not then being managed by an Adviser. The Manager is expressly authorized to delegate day-to-day investment management of the Portfolio's assets to another investment adviser.

     The Current Management Agreement also provides that the Manager is also responsible for providing the Trust with office space, office equipment, and personnel necessary to operate and administer the Trust's business. The Manager also supervises the provision of services by third parties such as the Trust's administrator, custodian and transfer agent.

     The Current Management Agreement provides that the Manager will be paid a fee with respect to the Portfolio based on the Portfolio's average daily net assets. Under the Amendment, the amount of the management fee, through the elimination of breakpoints, will effectively stay constant instead of decreasing if assets of the Portfolio exceed $150 million. If the Portfolio's assets do not exceed $150 million, no increased fee will be paid to the Manager. As of July 31, 2006 the Portfolio's net assets were $76 million. The management fee in effect for the Portfolio and the aggregate amount of compensation paid to the Manager by the Portfolio during the Trust's fiscal period May 1, 2006 through July 31, 2006 is set forth in Table 1. If the proposed management fee for the Portfolio of 0.60% of all daily net assets would have been in effect for the period May 1, 2006 through July 31, 2006, no increase in compensation would have been paid to the Manager.


                                              TABLE 1
----------------------------------------------     -----------------------------------------------------
         Current Management Fee                     Aggregate Management Fee Paid
         (as a % of net assets)                     During Period May 1, 2006 through July 31, 2006*
----------------------------------------------      ----------------------------------------------------
----------------------------------------------      ----------------------------------------------------
0.60% up to $150 million; 0.55% in excess of           $117,625
$150 million up to $250 million; 0.50% in
excess of $250 million
----------------------------------------------      ----------------------------------------------------

* Pursuant to the Expense Limitation Agreement, until April 30, 2007, the Portfolio's total operating expenses, exclusive of commissions and Rule 12b-1 fees, are limited to 0.95% of the Portfolio's average daily net assets. The Manager waived $6,722 in management fees.

     In order for you to understand the potential impact of elimination of breakpoints in the fee schedule payable to the Manager by the Portfolio, Tables 2, 3 and 4 set forth what the management fee currently in effect and the proposed management fee would have been and the aggregate amount of compensation paid to the Manager for the period May 1, 2006 through July 31, 2006 if the Portfolio's net assets were $200 million, $300 million and $500 million, respectively, throughout the period. Tables 2, 3 and 4 assume that no expense limitation was in effect.



                                              TABLE 2
---------------------------------------------      ----------------------------------------------------
                                                    Pro Forma Current Management Fee Payable During
                                                    Period May 1, 2006 through July 31, 2006
          Pro Forma Net Assets
---------------------------------------------      ----------------------------------------------------
---------------------------------------------      ----------------------------------------------------
              $200 million                                              $296,164

---------------------------------------------      ----------------------------------------------------
---------------------------------------------      ----------------------------------------------------
                                                    Pro Forma Proposed Management Fee Payable During
                                                    Period May 1, 2006 through July 31, 2006
          Pro Forma Net Assets
---------------------------------------------      ----------------------------------------------------
---------------------------------------------      ----------------------------------------------------
               $200 million                                              $302,466
---------------------------------------------      ----------------------------------------------------



                                              TABLE 3
---------------------------------------------      ----------------------------------------------------
                                                    Pro Forma Current Management Fee Payable During
                                                    Period May 1, 2006 through July 31, 2006
          Pro Forma Net Assets
---------------------------------------------      ----------------------------------------------------
---------------------------------------------      ----------------------------------------------------
              $300 million                                              $428,493
---------------------------------------------      ----------------------------------------------------
---------------------------------------------      ----------------------------------------------------
                                                    Pro Forma Proposed Management Fee Payable During
                                                    Period May 1, 2006 through July 31, 2006
         Pro Forma Net Assets
---------------------------------------------      ----------------------------------------------------
---------------------------------------------      ----------------------------------------------------
              $300 million                                              $453,699
---------------------------------------------      ----------------------------------------------------


                                              TABLE 4
---------------------------------------------      ----------------------------------------------------
                                                    Pro Forma Current Management Fee Payable During
                                                    Period May 1, 2006 through July 31, 2006
         Pro Forma Net Assets
---------------------------------------------      -----------------------------------------------------
---------------------------------------------      -----------------------------------------------------
             $500 million                                              $680,548
---------------------------------------------      -----------------------------------------------------
---------------------------------------------      -----------------------------------------------------
                                                    Pro Forma Proposed Management Fee Payable During
                                                    Period May 1, 2006 through July 31, 2006
         Pro Forma Net Assets
---------------------------------------------      -----------------------------------------------------
---------------------------------------------      -----------------------------------------------------
             $500 million                                               $756,164
---------------------------------------------      -----------------------------------------------------


     None of the increased amounts in management fees payable to the Portfolio on assets in excess of $150 million under the Amendment will be retained by the Manager. All such amounts will be paid by the Manager to the Adviser.

     Table A in Appendix A to this Proxy Statement shows: the annualized level of all fees and expenses incurred by the Portfolio's Class A shares (the Portfolio's only class of shares) during the period May 1, 2006 through July 31, 2006 at current asset and possible future asset levels under the current investment management fee schedule; the annualized level of all fees and expenses that would have been incurred by the Portfolio during the period May 1, 2006 through July 31, 2006 at current asset and possible future asset levels under the proposed new investment management fee schedule; and the dollar and percentage differences between the two.

     Table 5 below compares, at various asset sizes, the actual overall recurring expenses for the Portfolio's Class A shares under the Current Management Agreement for the period May 1, 2006 through July 31, 2006 and the estimated overall recurring Portfolio expenses under the proposed Amendment if the Amendment had been in effect for the period May 1, 2006 through July 31, 2006. The table does not reflect separate account expenses, including sales loads. The table reflects annualized Portfolio operating expenses calculated as a percentage of average daily net assets.

     The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The example also assumes that (i) your investment has a 5% return each year, (ii) the Portfolio's operating expenses remain the same with limitation until April 30, 2007, and (iii) all dividends and distributions are reinvested. The example is presented on a current and pro forma basis. Your actual costs may be higher or lower.

                                          TABLE 5
-------------------------- ------------------------ ------------------------ ------------------------- ------------------------
                                   Class A                 Class A                  Class A                     Class A
                              (Current Assets)     ($200 million of assets)  ($300 million of assets)   ($500 million of assets)

-------------------------- ------------------------ ------------------------ ------------------------- ------------------------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
                           Current     Pro          Current     Pro          Current      Pro            Current    Pro
                                       Forma                    Forma                     Forma                     Forma
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Management Fee             0.60%       0.60%        0.59%       0.60%        0.57%        0.60%        0.54%        0.60%
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
12b-1 Fees                 ---         ---          ---         ---          ---          ---          ---          ---
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Other Expenses             0.26%       0.26%        0.08%       0.08%        0.06%        0.06%        0.04%        0.04%
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Total Portfolio            0.86%       0.86%        0.67%       0.68%        0.63%        0.66%        0.58%        0.64%
Operating Expenses Prior
to Waivers and
Reimbursements(1)
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Contractual Waivers and    (0.01)%     (0.01)%      0.00%       0.00%        0.00%        0.00%        0.00%        0.00%
Reimbursement
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------
Net Portfolio Operating    0.85%       0.85%        0.67%       0.68%        0.63%        0.66%        0.58%        0.64%
Expenses After Waivers
and Reimbursement
-------------------------- ----------- ------------ ----------- ------------ ------------ ------------ ------------ -----------

(1) The Manager and the Trust have entered into an Expense Limitation Agreement where the Total Portfolio Operating Expenses for the Class A shares will not exceed 0.95% for the period ended April 30, 2007 and in any year in which Agreement to in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Example:

--------------- ------------------------- ------------------------------ ---------------------------- -------------------------
                        Class A                      Class A                       Class A                    Class A
                    (Current Assets)       ($200 million of assets)      ($300 million of assets)     ($500 million of assets)

--------------- ------------------------- ------------------------------ ---------------------------- -------------------------
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
                Current      Pro          Current       Pro              Current       Pro            Current      Pro
                             Forma                      Forma                          Forma                       Forma
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
After 1 Year    $88          $88          $69           $70              $65           $68            $59          $66
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
After 3 Years   $273         $273         $215          $218             $202          $212           $186         $205
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
After 5 Years   $474         $474         $374          $380             $352          $369           $325         $358
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------
After 10 Years  $1,053       $1,053       $837          $849             $788          $825           $727         $800
--------------- ------------ ------------ ------------- ---------------- ------------- -------------- ------------ ------------


     The Current Management Agreement provides that the Trust is responsible for all expenses other than those expressly assumed by the Manager. The Trust is responsible for, among other things, (1) the Manager's fees; (2) legal and audit expenses; (3) fees for registration of Trust shares; (4) fees of the Trust's administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7) interest expenses; (8) expenses of shareholders' and Trustees' meetings; (9) printing of share certificates and preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders; (10) expenses of preparing and typesetting of prospectuses and expenses of printing and mailing of prospectuses to existing Trust shareholders;
(11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of Trust shares; (14) association membership dues; (15) fees and expenses of Trustees and executive officers of the Trust who are not "affiliated persons" of the Manager or the Adviser within the meaning of the 1940 Act; and (16) nonrecurring expenses, such as the cost of litigation.

     The Current Management Agreement provides that the Manager is not liable for its acts or omissions under the Agreement, but that the Manager is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.

     The Current Management Agreement provides (1) that it will continue in effect with respect to the Portfolio for a period of two years from its date and indefinitely thereafter if approved at least annually by a majority vote of the shares of the Portfolio or a majority of the Trustees and by a majority of the Independent Trustees; (2) that it may be terminated as to the Portfolio, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio upon 60 days' prior written notice; (3) that it may be terminated by the Manager on 90 days' prior written notice to the Trust; and (4) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Portfolio Transactions

     Subject to the supervision and control of the Manager and the Trustees of the Trust, the Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or its Adviser with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Portfolio may pay higher commission rates than the lowest available when its Adviser believes of it is reasonable to do so in light of the nature of the brokerage and research services provided by the broker effecting the transaction. The Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio's Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.


     As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona-fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

     The Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolio. Whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect of the Portfolio. In the opinion of the Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Adviser to the Portfolio may execute portfolio transactions through certain of its affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

     For the period May 1, 2006 (commencement of operations) through July 31, 2006, the Portfolio paid no brokerage commissions. No commissions were paid to any affiliated broker of the Manager or the Adviser.

Distribution Plan

     The Portfolio has not adopted for its Class A shares a plan pursuant to Rule 12b-1 under the 1940 Act.

Other Information

     The Current Management Agreement with respect to the Portfolio was approved by the Trustees of the Trust (including all of the Independent Trustees) on February 16, 2006, and by the initial shareholder of the Portfolio on April 28, 2006.

     MetLife Investors Group, Inc., 5 Park Plaza, Suite 1900, Irvine, California 92614, an affiliate of MetLife, owns all of the Manager's outstanding common stock. MetLife is a publicly held New York life insurance company. The managers and principal executive officers of the Manager, along with the principal occupation of each, are set forth in Exhibit B.

                    VOTING INFORMATION CONCERNING THE MEETING

     The Insurance Companies, through their separate accounts, own all of the shares of the Portfolio, and are the shareholders of record of the Portfolio at the close of business on the Record Date (defined below). Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of the Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of the Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of the Portfolio held in a separate account with respect to that particular Contract. In voting on the proposal, each full share of the Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote. All share classes of the Portfolio will vote as a single class.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the proposal.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Proxy Statement, vote by facsimile or the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions and voting by facsimile and the Internet are immediately after the Notice of Special Meeting).

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Unless instructions to the contrary are marked on the voting instructions form, it will be voted FOR the proposal and FOR any other matters deemed appropriate.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposal and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

     Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

     Approval of the proposal set forth in this Proxy Statement requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of the Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Under the Investment Company Act of 1940, as amended ("1940 Act"), a majority of a Portfolio's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Portfolio's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Portfolio's outstanding voting securities (a "Majority Vote").

     If sufficient votes to approve the proposal set forth in this Proxy Statement are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Contract Owners with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     The Board of Trustees has fixed the close of business on August 11, 2006 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Special Meeting. The number of shares of the Portfolio outstanding on the Record Date was 9,083,397.257.

     As of August 11, 2006, the officers and the Trustees of the Trust as a group beneficially owned less that 1% of the shares of the Portfolio. To the knowledge of the Trust, no person, as of August 11, 2006, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio's shares.

     In order that your shares may be represented at the Special Meeting, you are requested to:

o    Indicate your instructions on the enclosed voting instructions form;

o    date and sign the voting instructions form;

o mail the voting instructions form in the enclosed envelope, which requires no postage if mailed in the United States; and

o allow sufficient time for the voting instructions form to be received on or before 9:00 a.m. Pacific Time on October 20, 2006.

     You may also vote by facsimile or the Internet.

                                  OTHER MATTERS

Submission of Shareholder Proposals

     The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Trust, c/o State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111.

Shareholders' Request for Special Meeting

     Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when request in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Meeting

     The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the proxy card executed by the Insurance Company will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT VOTING INSTRUCTION FORMS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

August 29, 2006

                                   APPENDIX A

                                     TABLE A

     The table below shows at various asset levels (i) the annualized level of all fees and expenses incurred by the Portfolio's Class A shares under the current investment management fee schedule during the three month period from May 1, 2006 through July 31, 2006, (ii) the annualized level of all fees and expenses that would have been incurred by the Portfolio under the amended management fee schedule during the three month period from May 1, 2006 through July 31, 2006, and (iii) the dollar difference and percentage differences between the two.

-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
                                                                                                          % Difference
                                                                                 Difference Between     Between Current and
                                                                                 Current and Pro        Pro Forma Aggregate
                                Current Aggregate      Pro Forma Aggregate       Forma Aggregate Fees   Fees and Expenses
                                Fees and Expenses      Fees and Expenses          and Expenses
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
Current Asset Level of                0.85%                   0.85%                      $0                     0%
Approximately $76 million
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
Assumed Asset Level of $200           0.67%                   0.68%                      $25,000                2.13%
million
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
Assumed Asset Level of $300           0.63%                   0.66%                      $100,000               5.88%
million
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------
Assumed Asset Level of $500           0.58%                   0.64%                      $300,000               11.11%
million
-------------------------------- --------------------- ----------------------- ---------------------- ---------------------


                                   APPENDIX B

INFORMATION CONCERNING BLACKROCK FINANCIAL MANAGEMENT, INC.("BLACKROCK")

     BlackRock was organized in 1994 and is currently a wholly owned subsidiary of BlackRock, Inc. which had approximately $464 billion of assets under management as of June 30, 2006.

     BlackRock, Inc. and Merrill Lynch & Co., Inc. (Merrill Lynch) announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the Transaction). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will own no more than 49.8% of the total issued and outstanding capital stock of the new company and it will own no more than 45% of the new company's common stock and The PNC Financial Services Group, Inc. (PNC), which currently holds a majority interest in BlackRock, Inc., will retain approximately 34% of the new company's common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock, Inc.'s board. Completion of the Transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The Transaction has been approved by the boards of directors of Merrill Lynch, BlackRock, Inc. and PNC and is expected to close at the end of the third quarter of 2006.

     The investment management decisions for the Portfolio are made by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BlackRock Financial Management, Inc. (BFM) since 2003, and Scott Amero, Managing Director of BFM since 1990.

     Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

     Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group.

     Mr. Gary and Mr. Amero have been portfolio managers of the Portfolio since August, 2006

                                                            EXHIBIT A - 1

                              MANAGEMENT AGREEMENT

                                December 8, 2000


Met Investors Advisory Corp.
610 Newport Center Drive
Suite 1350
Newport Beach, CA  92660

Ladies and Gentlemen:

     Met Investors Series Trust (the "Trust"), a Delaware business trust created pursuant to an Agreement and Declaration of Trust, herewith confirms its agreement with Met Investors Advisory Corp., a Delaware corporation (the "Manager"), as follows:

1.   Investment Description; Appointment

     The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission ("SEC") on Form N-1A, as amended from time to time (the "Registration Statement"), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated the separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the "Portfolios." Copies of the Registration Statement and the Trust's Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to registered investment companies. The Trust desires to employ the Manager to act as its investment manager. The Manager accepts this appointment and agrees to furnish the services described herein for the compensation set forth below. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized by this Agreement or another writing signed by the Trust and the Manager.

2.   Services as Manager

     a. Subject to the supervision and direction of the Board of Trustees of the Trust, the Trust acknowledges and agrees that the Manager may, at its own expense, select a person or persons to act as investment adviser (an "Adviser") to render investment advice to each of the Portfolios. Each such Adviser shall make all determinations with respect to the Portfolio's assets for which it has responsibility in accordance with the Portfolio's investment objectives, policies, and restrictions as stated in the Trust's Agreement and Declaration of Trust, By-Laws, and the Registration Statement as from time to time in effect; provided, that any contract with an Adviser (an "Advisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the "1940 Act") or as otherwise permitted by the SEC.

     b. Subject to the supervision and direction of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities herein, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies, and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portions of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

     c. Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager, at its own expense, will also supply the Trust with (i) office facilities (which may be in the Manager's own offices), and (ii) necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a)
related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and (iii) other information and services required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns, except for (a) services of outside counsel or independent accountants or (b) services to be provided by any Adviser under any Advisory Agreement.

     d. Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager to cause Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement; or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

     e. The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

3.   Compensation

     In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio's average daily net assets set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios' net assets shall be computed at the times and in the manner specified from time to time in the Registration Statement.

4.   Expenses

     The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

     a. Fees to the Manager;

     b. Charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its independent trustees;

     c. Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

     d. Expenses of the Trust's administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent;

     e. Salaries, fees and expenses of Trustees and executive officers of the Trust who are not "affiliated persons" of the Manager or the Advisers within the meaning of the 1940 Act;

     f. Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

     g. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

     h. Expenses, including interest, of borrowing money;

     i. Expenses incidental to meetings of the Trust's shareholders, Board of Trustees and the maintenance of the Trust's organizational existence;

     j. Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders of the Trust;

     k. Expenses of preparing and typesetting of prospectuses of the Trust;

     l. Expenses of printing and distributing prospectuses to direct or beneficial shareholders of the Trust;

     m. Association membership dues;

     n. Premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage;

     o. Charges of an independent pricing service to value the Portfolios' assets;

     p. Expenses related to the purchase or  redemption of the Trust's  shares;
and

     q. Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

5.   Use of Name

     The Manager hereby consents to the Trust being named the Met Investors Series Trust. The Trust shall not use the name "Met Investors Series Trust", "Met", "MetLife", and any of the other names of the Manager or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name of the Trust or any of its affiliates in any material relating to the Manager in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Manager hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

     The Trust recognizes that from time to time directors, officers and employees of the Manager may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Met", "MetLife", or any derivative or abbreviation thereof as part of their name, and that the Manager or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

     Upon termination of this Agreement for any reason, the Trust shall cease within 30 days all use of the name and mark "Met Investors Series Trust."

6.   Records

     The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

7.   Standard of Care

     The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement.

8.   Term

     This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter provided that its continuance after such two year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

9.   Limitation of Trust's Liability

     The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

10.  Force Majeure

     The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.  Severability

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.   Miscellaneous

     This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     If the foregoing is in accordance with your understanding, kindly indicated your acceptance hereof by signing and returning to us the enclosed copy hereof.

                                     Very truly yours,

                                     MET INVESTORS SERIES TRUST

                                     By:      /s/ Elizabeth M. Forget
                                              Elizabeth M. Forget
                                              President
Accepted:

MET INVESTORS ADVISORY CORP.

By:      /s/ Elizabeth M. Forget
         Elizabeth M. Forget
         President

                                 SCHEDULE A

Portfolio                                               Percentage of average daily net assets
---------                                               --------------------------------------

J.P. Morgan Quality Bond Portfolio                      0.55% of first $75 million of such assets
                                                        plus 0.50% of such assets over $75 million

J.P. Morgan Small Cap Stock Portfolio                   0.85%

J.P. Morgan Enhanced Index Portfolio                    0.60% of first $50 million of such assets
                                                        plus 0.55% of such assets over $50 million

J.P. Morgan Select Equity Portfolio                     0.65% of first $50 million of such assets
                                                        plus 0.60% of such assets over $50 million

J.P. Morgan International Equity Portfolio              0.80% of first $50 million of such assets
                                                        plus 0.75% of such assets over $50 million
                                                        up to $350 million plus 0.70% of such
                                                        assets over $350 million

Lord Abbett Bond Debenture Portfolio                    0.60%

Lord Abbett Mid-Cap Value Portfolio                     0.70% of first $200 million of such assets
                                                        plus 0.65% of such assets over $200 million
                                                        up to $500 million plus 0.625% of such
                                                        assets over $500 million

Lord Abbett Developing Growth Portfolio                 0.75%

Lord Abbett Growth and Income Portfolio                 0.60% of first $800 million of such assets
                                                        plus 0.55% of such assets over $800 million
                                                        up to $2 billion plus 0.50% of such assets
                                                        over $2 billion

Firstar Balanced Portfolio                              1.00%

Firstar Equity Income Portfolio                         1.00%

Firstar Growth & Income Equity Portfolio                1.00%

BlackRock Equity Portfolio                              0.65%

BlackRock U.S. Government Income Portfolio              0.55%


                    AMENDMENT NO. 17 TO MANAGEMENT AGREEMENT

     This Amendment No. 17 to the Management Agreement dated December 8, 2000 as amended on February 12, 2001, October 1, 2001, May 1, 2002, January 1, 2003, May 1, 2003, December 1, 2003, January 1, 2004, April 30, 2004, January 1, 2005,
April 30, 2005, July 1, 2005, September 30, 2005, November 1, 2005, December 1, 2005, December 19, 2005 and January 1, 2006 (the "Agreement"), by and between Met Investors Series Trust and Met Investors Advisory Corp. (now know as Met Investors Advisory LLC) (the "Manager"), is entered into effective the 1st day of May, 2006.

     WHEREAS the Agreement provides for the Manager to provide certain services to the Trust for which the Manager is to receive agreed upon fees; and

     WHEREAS the Manager and the Trust desire to make certain changes to the Agreement;

     NOW, THEREFORE, the Manager and the Trust hereby agree that the Agreement is amended as follows:

     1. Schedule A of the Agreement hereby is amended to add the following additional Portfolios:


                 Portfolio                        Percentage of average daily net assets

-------------------------------------------      -------------------------------------------------------
-------------------------------------------      -------------------------------------------------------
Met/AIM Capital Appreciation Portfolio           0.80% of the first $100 million of such assets
                                                 plus 0.75% of such assets over $100 million up to
                                                 $200 million plus 0.70% of such assets over $200
                                                 million up to $1 billion plus 0.65% of such assets
                                                 over $1 billion

-------------------------------------------      -------------------------------------------------------
-------------------------------------------      -------------------------------------------------------
Batterymarch Growth and Income Portfolio         0.65% of the first $500 million of such assets plus
                                                 0.55% of such assets over $500 million up to $1 billion
                                                 plus 0.50% of such assets over $1 billion up to $1.5
                                                 billion plus 0.45% of such assets over $1.5 billion up
                                                 to $2 billion plus 0.40% of such assets over $2 billion

-------------------------------------------      -------------------------------------------------------
-------------------------------------------      -------------------------------------------------------
Batterymarch Mid-Cap Stock Portfolio             0.70%

-------------------------------------------      -------------------------------------------------------
-------------------------------------------      -------------------------------------------------------
Federated High Yield Portfolio                   0.60% of the first $150 million of such assets plus
                                                 0.55% of such assets over $150 million up to $250 million
                                                 plus 0.50% of such assets over $250 million

--------------------------------------------     --------------------------------------------------------
--------------------------------------------     --------------------------------------------------------
Loomis Sayles Global Markets Portfolio           0.70% of first $500 million of such assets plus 0.65%
                                                 of such assets over $500 million up to $1 billion plus
                                                 0.60% of such assets over $1 billion

--------------------------------------------     --------------------------------------------------------
--------------------------------------------     --------------------------------------------------------
Mercury Large-Cap Core Portfolio                 0.775% of first $250 million of such assets plus 0.750%
                                                 of such assets over $250 million up to $500 million plus
                                                 0.725% of such assets over $500 million up to $1 billion
                                                 plus 0.700% on such assets over $1 billion up to $2
                                                 billion plus 0.650% of such assets over $2 billion

--------------------------------------------    --------------------------------------------------------
--------------------------------------------    ---------------------------------------------------------
MFS(R)Emerging Markets Equity Portfolio          1.05% of first $250 million of such  assets plus 1.00%
                                                 of such assets over $250 million up to $500 million plus
                                                 0.85% of such assets over $500 million up to $1 billion
                                                 plus 0.75% of such assets over $1 billion
--------------------------------------------    --------------------------------------------------------
--------------------------------------------    --------------------------------------------------------
MFS(R) Value Portfolio                           0.725% of first $250 million of such assets plus 0.675%
                                                 of such assets over $250 million up to $1.25 billion
                                                 plus 0.600% of such assets over $1.25 billion up to $1.5
                                                 billion plus 0.500% of such assets over $1.5 billion

--------------------------------------------    --------------------------------------------------------
--------------------------------------------    --------------------------------------------------------
Pioneer Fund Portfolio                           0.750% of first $250 million of such assets plus 0.700%
                                                 of such assets over $250 million up to $500 million plus
                                                 0.675% of such assets over $500 million up to $1 billion
                                                 plus 0.650% of such assets over $1 billion up to $2
                                                 billion plus 0.600% of such assets over $2 billion

--------------------------------------------    ---------------------------------------------------------
--------------------------------------------    ---------------------------------------------------------
Pioneer Strategic Income                         Portfolio 0.75% of first $75 million of such assets plus
                                                 0.70% of such assets over $75 million up to $150 million
                                                 plus 0.65% of such assets over $150 million

--------------------------------------------    ---------------------------------------------------------
--------------------------------------------    ---------------------------------------------------------
Pioneer Mid-Cap Value Portfolio                  0.750% of first $250 million of such assets plus 0.700%
                                                 of such assets over $250 million up to $500 million
                                                 plus 0.675% of such assets over $500 million up to $1
                                                 billion plus 0.650% of such assets over $1 billion up to
                                                 $2 billion plus 0.600% of such assets over $2 billion

--------------------------------------------    ---------------------------------------------------------
--------------------------------------------    ---------------------------------------------------------
Dreman Small-Cap Value Portfolio                 0.825% of first $50 million of such assets plus 0.800%
                                                 of such assets over $50 million up to $100 million plus
                                                 0.775% of such assets over $100 million up to $500
                                                 million plus 0.750% of such assets over $500 million
                                                 up to $1 billion plus 0.725% on such assets over $1
                                                 billion

--------------------------------------------    ----------------------------------------------------------
--------------------------------------------    ----------------------------------------------------------
Janus Capital Appreciation Portfolio             0.65% on first $1 billion of such assets plus 0.60% of
                                                 such assets over $1 billion

--------------------------------------------    ----------------------------------------------------------
--------------------------------------------    ----------------------------------------------------------
Legg Mason Partners Managed Assets Portfolio     0.50%
--------------------------------------------    ----------------------------------------------------------


         2. All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the 1St day of May, 2006. MET INVESTORS SERIES TRUST


                            By:/s/ Jeffrey A. Tupper
                            ------------------------
                            Name:  Jeffrey A. Tupper
                                   Title: Treasurer



                           MET INVESTORS ADVISORY LLC


                            By:/s Richard C. Pearson
                            ------------------------
                            Name  Richard C. Pearson
                                  Title:    Vice President









                                     A-2 - 2

                                                            EXHIBIT A - 2

                    AMENDMENT NO. 19 TO MANAGEMENT AGREEMENT



     This Amendment No. 19 to the Management Agreement dated December 8, 2000 as amended on February 12, 2001, October 1, 2001, May 1, 2002, January 1, 2003, May 1, 2003, December 1, 2003, January 1, 2004, April 30, 2004, January 1, 2005,
April 30, 2005, July 1, 2005, September 30, 2005, November 1, 2005, December 1, 2005, December 19, 2005, January 1, 2006, and May 1, 2006 (the "Agreement"), by and between Met Investors Series Trust and Met Investors Advisory Corp. (now know as Met Investors Advisory LLC) (the "Manager"), is entered into effective the 1st day of November, 2006.

     WHEREAS the Agreement provides for the Manager to provide certain services to the Trust for which the Manager is to receive agreed upon fees; and

     WHEREAS the Manager and the Trust desire to make certain changes to the Agreement; NOW, THEREFORE, the Manager and the Trust hereby agree that the Agreement is amended as follows:

1. Schedule A of the Agreement hereby is amended to change the Manager's fee with respect to the Portfolio listed below to the following:



                         Portfolio                         Percentage of average daily net assets
------------------------------------------------------     --------------------------------------
------------------------------------------------------     --------------------------------------
BlackRock High Yield Portfolio (formerly known as            0.60%
Federated High Yield Portfolio)
------------------------------------------------------     --------------------------------------


2. All other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the 1st day of November, 2006.




                                           MET INVESTORS SERIES TRUST


                                           By:______________________
                                              Name:
                                              Title:



                                           MET INVESTORS ADVISORY LLC


                                           By:______________________
                                              Name:
                                              Title:



                                                               EXHIBIT B

                  MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF
                           MET INVESTORS ADVISORY, LLC

-----------------------------------     --------------------------     ------------------------------     ------------------------
         Name and Address                    Office                        Principal Occupation              Position with Trust
-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Michael K. Farrell                      Chief Executive Officer,        Executive Vice President,          Executive Vice
10 Park Avenue                          Manager                         Metropolitan Life Insurance        President
Morristown, NJ 07962                                                    Company;
                                                                        Chief Executive Officer,
                                                                        MetLife Investors Group and
                                                                        MetLife Resources

-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Elizabeth M. Forget                     President,                      President, Investment              President, Trustee
260 Madison Avenue                      Manager                         Advisory Services, Met
10th Floor                                                              Investors Advisory, LLC and
New York, New York  10016                                               Executive Vice President,
                                                                        MetLife Investors
                                                                        Distribution Company

-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Richard C. Pearson                      Senior Vice President,          Associate General Counsel,         Vice President and
5 Park Plaza                            General Counsel,                MetLife Investors Group and        Secretary
Suite 1900                              Secretary,                      Affiliates
Irvine, California 92614                Manager

-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Matthew K. Wessel                       Vice President; Chief           Vice President and Chief           None
501 Route 22                            Financial Officer               Financial Officer, MetLife
Bridgewater, NJ 08807                                                   Investors Group and
                                                                        Affiliates

-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Alan Leland                             Treasurer                       Vice President, Annuity            None
501 Boylston Street                                                     Product Development, New
Boston, Massachusetts  02116                                            England Life Insurance
                                                                        Company
-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Jeffrey P. Halperin                      Vice President, Chief          Vice President and Chief           Vice President and
1 MetLife Plaza                          Compliance Officer             Compliance Officer                 Chief Compliance
27-01 Queens Plaza North                                                Metropolitan Series Fund,          Officer
Long Island City, NY 11101                                              Inc.

-----------------------------------     --------------------------     ------------------------------     ------------------------
-----------------------------------     --------------------------     ------------------------------     ------------------------
Anthony Dufault                         Vice President                  Vice President, Investment         None
5 Park Plaza                                                            Advisory Services, Met
Suite 1900                                                              Investors Advisory, LLC
Irvine, California 92614
-----------------------------------     --------------------------     ------------------------------     ------------------------

                                      PROXY

                         BLACKROCK HIGH YIELD PORTFOLIO
                    (formerly FEDERATED HIGH YIELD PORTFOLIO)
                                       OF
                           MET INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                October 20, 2006

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the BlackRock High Yield Portfolio (formerly known as Federated High Yield Portfolio) of Met Investors Series Trust (the "Trust") hereby appoints Elizabeth
M. Forget, Richard C. Pearson and Jeffrey Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on October 20, 2006, at the offices of the Trust, 5 Park Plaza, Suite 1900, Irvine, California 92614, at 9:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Amendment to the Management Agreement between the Trust and Met Investors Advisory LLC.

                  FOR  [   ]       AGAINST  [   ]        ABSTAIN  [   ]

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                    Dated:                              , 2006
                                          ------------------------------

                   [MetLife Insurance Company of Connecticut]
                    Name of Insurance Company

                    Name and Title of Authorized Officer


                    Signature of Authorized Officer

MFS MID CAP GROWTH PORTFOLIO

Name(s) of Separate Account(s) Of the Insurance Company Owning Shares in this
Portfolio:
[MetLife Insurance Company of Connecticut]
[Separate Account ____]

MET INVESTORS SERIES TRUST                         3 EASY WAYS TO VOTE
BLACKROCK HIGH YIELD PORTFOLIO
        5 Park Plaza                     1. Return this voting instruction form
        Suite 1900                          using the enclosed postage-paid
        Irvine, California 92614            envelope.
                                         2. Vote by Facsimile - see instructions
                                            in Proxy Statement
                                         3. Vote by Internet - see instructions
                                            in Proxy Statement
VOTING INSTRUCTION FORM FOR THE             ***  CONTROL NUMBER:  ***
Special Meeting of Shareholders             ***  SECURITY CODE:   ***
  October 20, 2006, 9:00 a.m.



BLACKROCK HIGH YIELD PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the BlackRock High Yield Portfolio (formerly known as Federated High Yield Portfolio) (the "Portfolio"), a series of Met Investors Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Trust, 5 Park Plaza, Suite 1900, Irvine, California 92614, at 9:00 a.m. Pacific Time on October 20, 2006, and at any adjournments thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposal. The Trust will vote the appropriate number of Portfolio shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.



                               Date ________________, 2006



                               PLEASE SIGN IN BOX BELOW


                               Signature - Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

       Please fold and detach card at perforation before mailing.




TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                            FOR          AGAINST       ABSTAIN

To approve an amendment to the
management agreement between the
Trust and Met Investors Advisory,
LLC with respect to the Portfolio.